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                                                                    EXHIBIT 10.4
                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                                                October 26, 2001

ROBERTSON STEPHENS, INC.
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
PACIFIC GROWTH EQUITIES, INC.
UBS WARBURG LLC
555 California Street, Suite 2600
San Francisco, California  94104

Ladies and Gentlemen:

          Cubist Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Robertson Stephens, Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Pacific Growth Equities, Inc. and UBS Warburg LLC (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement of even date herewith (the "Purchase Agreement"), $125,000,000 aggregate principal amount (plus up to an additional $50,000,000 principal amount) of its 5 1/2% Convertible Subordinated Notes Due 2008 (the "Initial Securities"). The Initial Securities will be convertible into shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") at the conversion price set forth in the Offering Circular dated October 23, 2001. The Initial Securities are being issued pursuant to an Indenture, dated as of October 26, 2001 (the "Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers, for the benefit of (i) the Initial Purchasers and (ii) the holders of the Initial Securities and the Common Stock issuable upon conversion of the Initial Securities (collectively, the "Securities") from time to time until the expiration of the Shelf Registration Period (as defined in Section 1 below) (each of the foregoing a "Holder" and collectively the "Holders"), as follows:

          1. SHELF REGISTRATION. (a) The Company shall, at its cost, prepare and, within 60 days following the date of the First Closing (as defined in the Purchase Agreement), file with the Securities and Exchange Commission (the "Commission") and thereafter use commercially reasonable efforts to cause to be declared effective as soon as practicable a registration statement on Form S-3 (the "Shelf Registration Statement") relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 5 below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") (hereinafter, the "Shelf Registration"); PROVIDED, HOWEVER, that no Holder (other than the Initial Purchasers) shall be entitled to have the Securities held by it covered by the Shelf Registration Statement and the Company shall have no obligation to such Holder under this Agreement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to Holders.

          (b) The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the "Prospectus") to be lawfully delivered by the Holders of the relevant Securities, for a period of two years from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) may be sold pursuant to Rule 144 under the Securities Act without regard to volume limits (or any successor rule thereof), assuming for this
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purpose that the Holders thereof are not affiliates of the Company (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith and contemplated by Section 2(b)(v) below, and the Company thereafter complies with the requirements of Section 2(g) below.

          (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) except for any untrue statements or omissions caused by information received in writing from the Initial Purchasers or any Holder, not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          2. REGISTRATION PROCEDURES. In connection with the Shelf Registration contemplated by Section 1 above, the following provisions shall apply:

         (a) The Company shall (i) furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that any Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Shelf Registration Statement, shall use commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; and
(ii) to the extent required by applicable securities laws, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

          (b) The Company shall give written notice to the Initial Purchasers and the Holders of the Securities (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

                  (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event (including without limitation discussions or negotiations by the Company with respect to a material transaction) that requires the Company to make changes in the Shelf

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          Registration Statement or the Prospectus in order that the Shelf
          Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

                  (c) The Company shall make commercially reasonable efforts to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

                  (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

                  (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall use commercially reasonable efforts to register or qualify, and shall cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of, the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things commercially reasonable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

                  (g) Upon the occurrence of any event contemplated by paragraphs (ii) through (iv) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall promptly, and in the case of any event contemplated by paragraph (v) of Section 2(b), no later than 90 days following the happening of such event, prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of the Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers and the Holders in accordance with paragraphs
(ii) through (v) of Section 2(b) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Initial Purchasers and the Holders shall suspend use of such prospectus until and including the date when the Initial Purchasers and the Holders shall have received such amended or supplemented prospectus pursuant to this Section 2(g). Notwithstanding anything in this Agreement to the contrary, the Company shall be able to suspend use of the Shelf Registration statement by the Holders or period of not more than 90 consecutive days or an aggregate of 120 days in any 12-month period after delivery by the Company of the certificate referred to above in
Section 2(b)(v). During the such periods, none of the Holders shall

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offer or sell any of the  Securities  pursuant to or in reliance  upon the Shelf
Registration Statement (or the prospectus relating thereto).

                  (h)   Not  later   than  the   effective   date  of  the
Shelf Registration Statement, the Company will provide CUSIP numbers for the Initial Securities registered under the Shelf Registration Statement, and provide the Trustee with printed certificates for the Initial Securities, in a form eligible for deposit with The Depository Trust Company.

                  (i) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

                  (j) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (k) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

                  (l) The Company shall enter into such agreements reasonably satisfactory to the Company and take all such other reasonable actions in connection therewith (including those reasonably requested by the Holders of a majority in aggregate principal amount of the Securities being sold) in order to expedite or facilitate the sale of such Securities. The Company shall (i) make such representations and warranties to the Holders of such Securities, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and reasonably acceptable to the Company, and confirm the same if and when requested; (ii) seek to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders of a majority in aggregate principal amount of the Securities), and counsel to the Holders (as selected pursuant to
Section 3(b)), covering the matters customarily covered in opinions requested in underwritten offerings (including any such matters as may be reasonably requested by such counsel); (iii) use all reasonable efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of majority in aggregate principal amount of the Securities being

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sold or their  counsel,  if any,  to  evidence  the  continued  validity  of the representations and warranties made pursuant to clause (i) of this Section 2(l).

                  (m) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; PROVIDED, HOWEVER, that the foregoing inspection and information gathering shall be coordinated on your behalf by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 below.

                  (n)   The Company will use commercially reasonable efforts to
(a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by holders of a majority in aggregate principal amount of Securities covered by the Shelf Registration Statement, or by the managing underwriters, if any.

                  (o) In the event that any broker-dealer registered under the Exchange Act shall participate as a member of a selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by
(i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such "qualified independent underwriter" to the extent of the indemnification of underwriters provided in Section 5 below and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

                  (p) The Company shall use commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

          3. REGISTRATION EXPENSES. (a) All expenses, other than underwriting, brokerage and other selling commissions and discounts, incident to the Company's performance of and compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement is ever filed or becomes effective, including without limitation:

                  (i)   all registration and filing fees and expenses;

                  (ii)  all  fees  and  expenses  of  compliance   with  federal
          securities and state "blue sky" or securities laws;

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                  (iii) all   expenses   of   printing   (including   printing
          certificates   for  the  Securities  to  be  issued  and  printing  of
          Prospectuses), messenger and delivery services and telephone;

                  (iv)  all fees and disbursements of counsel for the Company;

                  (v) all application and filing fees in connection with listing
          the  Securities  on  a  national   securities  exchange  or  automated
          quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company will bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

          (b) In connection with the Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Securities covered by the Shelf Registration Statement up to a maximum of $10,000 for the reasonable fees and disbursements of not more than one counsel, which shall be the firm acting as counsel for the Initial Purchasers in connection herewith unless a different firm is designated by the Holders of a majority in principal amount of the Securities covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Initial Securities shall be deemed to be Holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted) to act as counsel for the Holders in connection therewith.

          4. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; PROVIDED, HOWEVER, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a

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prospectus relating to such Securities was required to be delivered by such
Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder; PROVIDED FURTHER, HOWEVER, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

          (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.

          (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include

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a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

          (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          5. ADDITIONAL INTEREST UNDER CERTAIN CIRCUMSTANCES. (a) Additional interest (the "Additional Interest") with respect to the Initial Securities shall be assessed as follows if any of the following events occurs (each such event in clauses (i) through (iii) below being herein called a "Registration Default"):

                  (i) the Shelf Registration Statement has not been filed with the Commission by the ninetieth (90) day after the first date of original issuance of the Initial Securities;

                  (ii) the Shelf Registration Statement has not been declared effective by the Commission by the one hundred eightieth (180) day after the first date of original issue of the Initial Securities; or

                  (iii) the Shelf Registration Statement is declared effective by the Commission but (A) the Shelf Registration Statement thereafter ceases to be effective or (B) the Shelf Registration Statement or the Prospectus ceases to be usable in connection with resales of Transfer Restricted Securities (as defined below) during the periods specified herein and (1) the Company shall not have cured the shelf registration statement within five (5) business days by filing a post-effective

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          amendment or a report filed pursuant to the Exchange Act or (2) if applicable, the suspension period described above shall not have been terminated by the ninetieth (90)consecutive day thereof, as the case may be;.

          Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission .

          Additional Interest shall accrue on the Initial Securities over and above the interest set forth in the title of the Initial Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Additional Interest Rate").

          (b) A Registration Default referred to in Section 5(a)(iii) above shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related prospectus to describe such events as required by paragraph 2(h) hereof; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 90 consecutive days or an aggregate of 120 days in any 12 month period, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

          (c) Any amounts of Additional Interest due pursuant to Section 5(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Initial Securities, further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

          (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144 under the Securities Act without regard to volume limits (or any successor rule thereof),.

          6. RULES 144 AND 144A. The Company shall use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A under the Securities Act. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any

Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          7.   MISCELLANEOUS.

          (a) REMEDIES. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 1 above may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 1 above. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Common Stock issued upon conversion of Initial Securities shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Initial Securities from which such Common Stock was converted). Without the consent of the Holder of each Initial Security, however, no modification may change the provisions relating to the payment of Additional Interest.

          (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

                  (2)   if to the Initial Purchasers:

                           Robertson Stephens, Inc.
                           555 California Street
                           San Francisco, California  94104
                           Facsimile:  415.676.2696
                           Attention:  General Counsel

          with a copy to:  Hale and Dorr LLP
                           60 State Street
                           Boston, Massachusetts 02109
                           Fax No.:  (617) 526-5000
                           Attention:  Mark L. Johnson

                  (3)      if to the Company:

                           Cubist Pharmaceuticals, Inc.
                           24 Emily Street
                           Cambridge, Massachusetts 02139
                           Fax No.:  (617) 576-0232
                           Attention:  President and Chief Executive Officer

          with a copy to:  Bingham Dana LLP
                           150 Federal Street
                           Boston, Massachusetts 02110
                           Fax No.:  (617) 951-8736
                           Attention:  Julio E. Vega
                                  Matthew J. Cushing

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

          (e) THIRD PARTY BENEFICIARIES. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

          (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns.

          (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          By the execution and delivery of this Agreement, each of the Company and the Initial Purchasers submits to the nonexclusive jurisdiction of any federal or state court in the State of New York.

          (j) SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) SECURITIES HELD BY THE COMPANY. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                              Very truly yours,

                                              CUBIST PHARMACEUTICALS, INC.


                                              By       /s/ Thomas A. Shea
                                                  ---------------------------
                                                  Vice President, Finance and
                                                  Chief Financial Officer

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

ROBERTSON STEPHENS, INC.
BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
PACIFIC GROWTH EQUITIES, INC.
UBS WARBURG LLC

By:  Robertson Stephens, Inc.


     By:       /s/ Mitchell Whiteford
         -------------------------------
         Name:  Mitch Whiteford
         Title: Managing Director